SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): November 15, 2004
                                                         -----------------


                         CARMAX AUTO OWNER TRUST 2004-1


             (Exact name of registrant as specified in its charter)


Delaware                     333-107925-02                      86-6332062
-------------                -------------                      ----------
(State or other               (Commission                     (IRS Employer
jurisdiction                    File No.)                   Identification No.)
of incorporation)


c/o CarMax Auto Superstores, Inc. (as Servicer)
4900 Cox Road, Glen Allen, Virginia                                23060
-----------------------------------                                -----
(Address of principal executive offices)                         (Zip Code)

        Registrant's telephone number, including area code: 804-935-4512



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01             Other Events.
                      -------------
                      On November 15, 2004, the servicer for the CarMax Owner Trust 2004-1 delivered to the indenture trustee (for the indenture trustee to forward to each Noteholder of record as of the most recent record date) and to the owner trusee (for the owner trustee to forward to each Certificateholder of record as of the most recent record date) the Statement to Noteholders and Certificateholders for the collection period ended October 31, 2004.


Item 9.01             Financial Statements and Exhibits.
                      ----------------------------------

                      (c) Exhibits.

                      The following is filed as an exhibit to this report under Exhibit 99:

99.1 CarMax Auto Owner Trust 2004-1 Statement to Noteholders and Certificateholders for the collection period ended October 31, 2004.

                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CARMAX AUTO OWNER TRUST 2004-1


                                   By:      CARMAX AUTO
                                            SUPERSTORES, INC.,
                                            as Servicer




                                   By:         /s/Keith Browning
                                            ------------------------
                                            Keith Browning
                                            Executive Vice President
                                            and Chief Financial Officer






Date:  November 15, 2004

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549














                                    EXHIBITS
                                       TO
                                    FORM 8-K


                         CARMAX AUTO OWNER TRUST 2004-1
                         ------------------------------

                                INDEX TO EXHIBITS




Exhibit
Number                               Exhibit
------                               -------


 99.1 CarMax Auto Owner Trust 2004-1 Statement to Noteholders and Certificateholders for the collection period ended
                October 31, 2004.